Exhibit 99.1
TEAMSTAFF INC. LOGISTICS & TECHNICAL SERVICES HEALTHCARE DELIVERY SOLUTIONS CONTINGENCY/STAFF AUGMENTATION Corporate Capabilities Overview LD Micro Investors Conference December 9, 2010 Zachary Parker, President and Chief Executive Officer

TEAMSTAFF INC.
This presentation contains “forward-looking statements” as defined by the Federal Securities Laws. Statements in this presentation regarding TeamStaff, Inc.’s business, which are not historical facts are “forward-looking statements” that involve risks and uncertainties. TeamStaff’s actual results could differ materially from those described in such forward-looking statements as a result of certain risk factors and uncertainties, including but not limited to: our ability to continue to recruit qualified personnel at reasonable costs; our ability to enter into contracts with US government agencies and to secure orders on contracts; the availability of government funding and budgetary constraints; the timing and availability of future government awards; changes in customer priorities; the outcome of legal proceedings; our ability to implement our strategic growth, acquisition and integration strategies; our ability to leverage our cost structure; the performance of our management information and communication systems; the loss of key officers and management personnel that could adversely affect our ability to remain competitive; other economic, business and regulatory developments; and the effect of other events and important factors disclosed previously and from time-to-time in TeamStaff’s filings with the U.S. Securities Exchange Commission. For a discussion of such risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the company’s periodic reports filed with the SEC. The information in this presentation should be considered accurate only as of the date it is given. TeamStaff expressly disclaims any current intention to update any forecasts, estimates or other forward-looking statements contained herein.

Corporate Profile _____ TEAMSTAFF INC. 3 Year founded: 1969 3 No. employees: 850 3 Size (large bus): >$40M 3 Type: Public (NASDAQ TSTF) 3 Shares outstanding: 5.10 million 3 Share price (12/7/10): $0.52 3 Corporate headquarters – TeamStaff Inc. 1 Executive Drive Somerset, NJ www.teamstaff.com 3 Operating unit headquarters – TeamStaff GS 3525 Hwy 81 South Loganville, Ga (Atlanta) www.teamstaffgs.com

Corporate & Field Locations

TEAMSTAFF INC.



Dupont, WA
Leavenworth, KS.
Burnsville, MN
Madison, WI
VT
NH
Chicago, IL
Lawrence, MA
New York, NY
Somerset, NJ
San Francisco, CA
Clarksburg, MD
Wash DC
Los Angeles, CA
Herndon, VA
Nashville, TN
San Diego, CA
Charleston, SC
Tucson, AZ
Atlanta /Loganville GA
Ft. Worth, TX
Jacksonville, FL
San Antonio, TX
AL
Hawaii
Hot Springs, AR
Biloxi, MS
Miami, FL
Bentley, LA
Clearwater, FL
Kansas City, MO
Corporate HQs
Major site (> 40 ees /state)
Corp meeting facility

4

Experienced, Lean and TEAMSTAFF INC. Responsive Organization President & Chief Executive Officer; Board Director Zachary Parker Executive Vice President Chief Financial Officer Corporate Development John Kahn John Armstrong President President Government Solutions GovernmentSolutions Kevin Wilson Logistics & Healthcare Contingency Operations Technical Services Delivery Solutions & Staff Augmentation

Logistics & Technical Services

TEAMSTAFF INC.

TeamStaff applies innovative and proven processes and tools to consistently exceed performance-based KPIs for clients in the following areas…

Representative Customers

Department of Veteran Affairs
Charleston, SC
Chicago/Hines, IL
Murfreesboro, TN
Leavenworth, KS
Tucson, AZ
Decatur, GA



US Army
Fort Benning, GA
Fort Gordon, GA

Department of Homeland Security
Federal Emergency Management Agency

Center for Disease Control

Department of Energy

US Forestry Service / USDA

- Supply Chain Management
- Statistical Process Control
- Logistics Support
- Provisioning
- Equipment O&M
- Warehouse Operations
- PHS&T / HAZMAT
- Data Management
- Logistics Network
- Training
- Project Planning
- Engineering Support
- Prototype Fabrication
- Design Support
- Test & Assembly
- Production Support
- Technical Data Packages
- Shipyard Support
- HM&E Services
- Facilities O&M

Healthcare Delivery Solutions
A full-service provider for all facility types (medical and trauma centers, treatment facilities, assisted living) providing medical, pharmaceutical, bio-hazard management, lab & staging equipment maintenance. Representative Customers _____ Professional Allied Department of Veteran Affairs · Critical Care · MRI Technology Charleston, SC Chicago/Hines, IL · Medical / Surgical · Phlebotomy Murfreesboro, TN · Radiology Leavenworth, KS · Diagnostic Sonography Tucson, AZ · Dialysis · Dosimetry Decatur, GA · Intensive Care Units “ICU” Greater Los Angeles, CA · Radiologic Technology · Traumatic Brain Injury “TBI” US Army · Medical Coding / Billing · Emergency Room Fort Eustis, VA · Physical Therapy Madigan Army _____ Medical Center, WA · Geriatrics Tripler Army Medical Center, HI · Pharmaceuticals
· Behavioral Health US Air Force Patrick Air Force Base , FL Armed Forces Retirement Home, DC

Contingency and Emergency Services / Staff Augmentation TEAMSTAFF INC. “TeamStaff GS has been an extremely responsive contractor with quick and accurate communications. The quality of effort that TeamStaff provides exceeds the expectations of the Performance Work Statement. The quality of staff, skill sets and reliability of personnel they have recruited has been nothing short of phenomenal.”Representative Customers Army Corps of Engineers Hurricane Katrina Hurricane Rita Department of Homeland Security Federal Emergency Management Agency Center for Disease Control Department of Energy USDA Fish & Wildlife Department of Treasury

Revenue Mix TEAMSTAFF INC. Revenue Percentage By Line of Business Logistics & Technical Services Healthcare Delivery Solutions Contingency /Staff Augmentation

Government Services Market Outlook TEAMSTAFF INC. Statements from October 2010 Professional Services Council Conference Participants: · Publically traded government service companies are down 11 percent from one year ago and organic growth continues to slow due to delayed procurements which are a result of reduced government acquisition workforce and protests. [FedCap partners] · The impact of in-sourcing on M&A manifests itself through a company’s financial performance, as well as both historical and projected growth and earnings metrics (EBITDA). In-sourcing has had a meaningful impact on M&A as expected growth and earnings drive valuation. [Houlihan Lokey] · Several public companies have missed quarterly estimates and provided downward revisions to their 2010 and 2011 guidance citing slower contract award activity and budget pressures. Despite those headwinds, companies are still growing their top and bottom lines and new capital is being attracted to the sector. [Stifel Nicolaus & Co.] · Current public market valuations reflect a pessimistic view of industry growth. Federal services sector has financially performed well, with organic growth in the mid-single digits and modestly improving profitability margins. Balance sheets remain particularly strong. The federal services market is resilient and gives investors a comfort level in the industry’s stability. [Houlihan Lokey]

Market Outlook (continued) TEAMSTAFF INC. · Government Healthcare budget ($90B) remains a top priority within tight budget environment. Defense Logistics Agency (DLA) will continue to be the largest contractor base agency. [Defense Business Board] · M&A activity within government services has seen a resurgence as buyers are looking to reposition capability and customer portfolios in those areas considered non-discretionary representing highest growth areas over the next 5 years. Those national priority areas in highest demand include defense, logistics, healthcare IT, modeling & simulation (M&S), and training. [KippsDeSanto] · Strategically-focused and niche firms that can offer a differentiated product or service offering to support those high demand areas are considered higher value companies. [Aronson] · The most significant in-sourcing efforts appear to be behind us having peaked in 2009 and early 2010 timeframe. · We would not be surprised to see some moderation in the valuation multiples of publically traded federal services companies (mostly because earnings have grown faster than stock prices of late). [Fennebresque] · The federal services sector outperformed the broader market for much of the past two years. Most recently, however, the industry has underperformed and currently trails S&P 500 index by 2 percent over the past two years. Median federal services public company EV/EBITDA valuations have declined from 9.3x in June 2009 to 7.3x in August 2010. [Aronson]

“A Diamond in the Rough?” TEAMSTAFF INC. TeamStaff provides a suite of services and solutions offerings that plan for, implement and controls the storage and flow of goods, services and information for government agencies. Our tools and processes are key enablers for enhanced productivity & quality. Logistics & Technical Services · Consistently Exceed Six Sigma “Error Rate” Goals · Achieving Significant Cost Savings · Existing Proven Operating Processes (ISO Planned) Healthcare Solutions Delivery · Saving & Healing Warfighters and Veterans · Dramatically Reduced Cycle Times for Pharmaceuticals · Specialized Practitioner Resource Allocation Tool Contingency Ops /Staff Augmentation · Industry-Leading In-house Recruiting Team · State-of-the-art Recruiting Tools · 24/7 Call Center & IT Systems

Measures of Excellence TEAMSTAFF INC. TeamStaff Government Solutions delivers High Value performance Contractor Performance Customer Earns Industry-wide Assessment Report (CPAR) Performance Recognition

Strategic Plan Elements TEAMSTAFF INC. 1. Leverage “Outstanding Performance “ track record in existing core business areas 2. Refine, enhance and integrate unique technology and process “Differentiators” 3. “Focus” on adjacent market segments (new clients) within government services sector 4. Focus on primarily “Organic Growth” with measured acquisition prospects 5. Must create stronger contract backlog; New business pipeline being developed Est. Today Targeted Near-term Targeted Long-term VA CMOP Percentage Adjacent Market Percentage

SummaryTEAMSTAFF INC. 3 A true “Diamond in the Rough” 3 Market Experienced and Proven Leadership Team now in-place 3 Focused diversification strategy 3 Well-positioned for profitable growth in attractive market

For Contacting Us _____ TEAMSTAFF INC. Zachary Parker President, CEO and Board Director TeamStaff Inc. zach.parker@teamstaff.com 404.441.0660 John Kahn Chief Financial Officer John Kahn@teamstaff.com TeamStaff Inc. John.kahn@teamstaff.com 678.907.1750 Don Weinberger Investor Relations don.weinberger@wolfeaxelrod.com 212.370.4500

TEAMSTAFF INC. CORPORATE OVERVIEW